UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      December 9, 2005 (December 7, 2005)

                           SYNAGRO TECHNOLOGIES, INC.

              Exact Name of Registrant as Specified in its Charter


                         Commission File Number 0-21054


DELAWARE                                                     88-0219860

(State or other jurisdiction of                              (IRS Employer
Incorporation or organization)                               Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01       Entry Into a Material Definitive Agreement.

On December 7, 2005, Synagro Technologies, Inc. ("Synagro") entered into amendments to the employment agreements (the "Amendments") of Robert C. Boucher, Jr., Synagro's President and Chief Executive Officer, J. Paul Withrow, Synagro's Senior Executive Vice President and Chief Financial Officer, and Alvin L. Thomas II, Synagro's Executive Vice President and General Counsel. In addition, Synagro entered into an Agreement For Receipt of Restricted Stock (the "Agreement") with Thomas M. Urban, Synagro's Vice President, Chief Accounting Officer and Corporate Controller.

The Amendments and the Agreement provide in part, that to the extent dividends are declared and paid on Synagro's Common Stock, the employee will be entitled to receive shares of Common Stock under the Synagro Technologies, Inc. 2005 Restricted Stock Plan (or any successor equity incentive plan thereto), provided that the employee then held options to purchase Common Stock. The value of the shares of Common Stock received will equal the value of dividends that would have been payable on the Common Stock underlying the options to purchase Common Stock held by the employee if the options had been exercised. Common Stock awards relating to options that are then vested and exercisable will not be subject to any restriction on transfer. Awards relating to options that are not then vested will contain appropriate restrictions on transfer that will lapse when such options become vested and exercisable. If the option(s) lapses and does not vest, then the restricted common stock award(s) related to such option(s) will be forfeited and returned to Synagro pursuant to the 2005 Restricted Stock Plan.

A copy of the Third Amendment to the Agreement Concerning Employment Rights effective July 24, 2005 amending that one certain Agreement Concerning Employment Rights by and between Alvin L. Thomas II and Synagro dated February 19, 1999, as amended January 27, 2000 and March 1, 2001 is furnished as Exhibit
10.1 to this report and is incorporated herein by reference. A copy of the Agreement is furnished as Exhibit 10.2 to this report and is incorporated herein by reference.

In addition to the provision set out above concerning awards under the 2005 Restricted Stock Plan, Amendment No. 2. to the Employment Agreement dated March 1, 2002 and the Amendment No. 1 to the Employment Agreement, effective as of May 24, 2004, by and between Robert C. Boucher, Jr. and Synagro reflects Mr. Boucher's current salary of $300,000, modifies the calculation used to determine his severance payment and modifies the definition of Change of Control. Mr. Boucher's Amendment also eliminates certain sections of his employment agreement relating to the conditions under which he has the right to receive option payments. A copy of Mr. Boucher's Amendment is furnished as Exhibit 10.3 to this report and is incorporated herein by reference.

In addition to the provision set out above concerning awards under the 2005 Restricted Stock Plan, Amendment No. 3 to the Employment Agreement dated February 19, 1999 and Amendment No. 1 to the Employment Agreement (as amended by


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the Agreement  Concerning  Employment Rights, dated January 27, 2000 (the "First
Amendment"), and Amendment No. 2, dated effective as of March 1, 2001 by and between J. Paul Withrow and Synagro, reflects Mr. Withrow's current salary of $255,000 and eliminates certain sections of his employment agreement relating to the conditions under which he has the right to receive option payments. A copy of Mr. Withrow's Amendment is furnished as Exhibit 10.4 to this report and is incorporated herein by reference.

The foregoing summaries of the Amendments and Agreement are qualified in their entirety by the Amendments and the Agreement, copies of which are filed as Exhibits 10.1 - 10.4 to this report and are incorporated herein by reference.

Item 9.01   Exhibits

     (c)  Exhibits

10.1 Third Amendment to the Agreement Concerning Employment Rights for Alvin L. Thomas II signed December 7, 2005

10.2 Agreement for Receipt of Restricted Stock for Thomas M. Urban signed December 7, 2005

10.3 Amendment No. 2 to the Employment Agreement for Robert C. Boucher, Jr. signed December 7, 2005

10.4 Amendment No. 3 to the Employment Agreement for J. Paul Withrow signed December 7, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SYNAGRO TECHNOLOGIES, INC.


                                   By: /s/     J. Paul Withrow
                                       -----------------------------------------
                                         (Senior Executive Vice President &
                                         Chief Financial Officer and Director)


Dated: December 9, 2005